Exhibit 99.1
Roadshow Presentation March 2011 Exhibit 99.1

2 Forward-Looking Statements and Disclaimer Forward-Looking Statements Statements contained in this presentation that relate to the Company's future performance, financial condition, liquidity or business or any future event or action are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are indicated by words or phrases such as "intend," "anticipate," "plan," "estimate," "target," "forecast," "project," "expect," "believe," "we are optimistic that we can," "current visibility indicates that we forecast" or "currently envisions" and similar phrases. Such statements are based on current expectations only, are not guarantees of future performance, and are subject to certain risks, uncertainties and assumptions. The Company may change its intentions, belief or expectations at any time and without notice, based upon any change in the Company's assumptions or otherwise. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. In addition, some risks and uncertainties involve factors beyond the Company's control. Among the risks and uncertainties are the following: our ability to continue to have the necessary liquidity, through cash flows from operations and availability under our amended and restated revolving credit facility, may be adversely impacted by a number of factors, including the level of our operating cash flows, our ability to maintain established levels of availability under, and to comply with the other covenants included in, our amended and restated revolving credit facility and the borrowing base requirement in our amended and restated revolving credit facility that limits the amount of borrowings we may make based on a formula of, among other things, eligible accounts receivable and inventory; the minimum availability covenant in our amended and restated revolving credit facility that requires us to maintain availability in excess of an agreed upon level and whether holders of our Convertible Notes issued in June 2009 will, if and when such notes are convertible, elect to convert a substantial portion of such notes, the par value of which we must currently settle in cash; general economic conditions in the United States, Europe and other parts of the world; lower levels of consumer confidence, consumer spending and purchases of discretionary items, including fashion apparel and related products, such as ours; continued restrictions in the credit and capital markets, which would impair our ability to access additional sources of liquidity, if needed; changes in the cost of raw materials, labor, advertising and transportation which could impact prices of our products; our dependence on a limited number of large US department store customers, and the risk of consolidations, restructurings, bankruptcies and other ownership changes in the retail industry and financial difficulties at our larger department store customers; our ability to successfully implement our long-term strategic plans; our ability to effect a turnaround of our MEXX Europe business; our ability to successfully re-launch our Lucky Brand product offering; our ability to respond to constantly changing consumer demands and tastes and fashion trends, across multiple brands, product lines, shopping channels and geographies; our ability to attract and retain talented, highly qualified executives, and maintain satisfactory relationships with our employees, both union and non-union; exposure to multiemployer union pension liability as a result of current market conditions and possible withdrawal liabilities; our ability to adequately establish, defend and protect our trademarks and other proprietary rights; our ability to successfully develop or acquire new product lines or enter new markets or product categories, and risks related to such new lines, markets or categories; risks associated with the licensing arrangements with J.C. Penney Corporation, Inc. and J.C. Penney Company, Inc. and with QVC, Inc., including, without limitation, our ability to efficiently change our operational model and infrastructure as a result of such licensing arrangements, our ability to continue a good working relationship with these licensees and possible changes or disputes in our other brand relationships or relationships with other retailers and existing licensees as a result; the impact of the highly competitive nature of the markets within which we operate, both within the US and abroad; our reliance on independent foreign manufacturers, including the risk of their failure to comply with safety standards or our policies regarding labor practices; risks associated with our agreement with Li & Fung Limited, which results in a single foreign buying/sourcing agent for a significant portion of our products; a variety of legal, regulatory, political and economic risks, including risks related to the importation and exportation of product and tariffs and other trade barriers, to which our international operations are subject; our ability to adapt to and compete effectively in the current quota environment in which general quota has expired on apparel products but political activity seeking to re-impose quota has been initiated or threatened; our exposure to domestic and foreign currency fluctuations; risks associated with material disruptions in our information technology systems; risks associated with privacy breaches; limitation on our ability to utilize all or a portion of our US deferred tax assets if we experience an "ownership change"; the outcome of current and future litigations and other proceedings in which we are involved; and such other factors as are set forth in the Company's 2010 Annual Report on Form 10-K for the year ended January 1, 2011; filed with the Securities and Exchange Commission, in the section entitled "Risk Factors". The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. The Company's 2011 first quarter has not yet been completed, and the quarter-end closing process is not expected to be completed until a number of weeks after the end of the quarter, so the Company's expectations with respect to that quarter that are presented herein are subject to that closing process, as well as the factors discussed under "Forward- Looking Statements" and various assumptions and estimates with respect to comparable store sales and store traffic, competition, gross margins, economic conditions, expected customer reaction to the Company's styles, wholesale orders, weather conditions, promotional activities and a number of other assumptions and estimates that are beyond the Company's control. If actual conditions differ from those assumptions and estimates, the Company's actual results could differ materially from those expected.

Presentation of Financial Information Non-GAAP Financial Measures In this presentation, we present a number of non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding FX, Annualized Adjusted EBITDA and Annualized Adjusted EBITDAR. We define EBITDA as income (loss) from continuing operations attributable to Liz Claiborne, Inc., adjusted to exclude (i) income tax provision (benefit), (ii) interest expense, net and (iii) depreciation and amortization. Our loss from continuing operations attributable to Liz Claiborne, Inc. for the six months ended January 1, 2011 and January 2, 2010 and the 2010, 2009 and 2008 fiscal years was ($80) million, ($121) million, ($220) million, ($278) million and ($811) million, respectively. We calculate Adjusted EBITDA based on EBITDA, adjusted to exclude the impact of (i) streamlining and restructuring charges (such as (1) payroll expense, (2) contract termination expense, (3) asset impairment charges and write-downs and (4) charges from store closure and other brand-exiting activities), (ii) non-cash impairment charges and (iii) non-cash share-based compensation expense. We also present Adjusted EBITDA excluding FX, which is Adjusted EBITDA further adjusted to exclude unrealized foreign currency gains (losses), net. We calculate Annualized Adjusted EBITDA based on Adjusted EBITDA, further adjusted (i) to exclude foreign currency transaction gain (loss), net, (ii) to give effect to our exit of the Liz Claiborne outlet business in the United States and Puerto Rico and the Liz Claiborne European business model from the beginning of the 2010 fiscal year; (iii) to give effect to the transition from our prior Liz Claiborne Partnered Brands business model to the JCPenney and QVC licensing arrangements from the beginning of the 2010 fiscal year and (iv) to give effect to the cost savings from our other various streamlining initiatives from the beginning of the 2010 fiscal year. We also present Annualized Adjusted EBITDAR based on Annualized Adjusted EBITDA, further adjusted to exclude rent expense. We present the above-described EBITDA-based measures because we consider them important supplemental measures and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We present Adjusted EBITDA as a supplemental measure of our performance because we believe it represents a more meaningful presentation of our historical operations and financial performance without the impact of the various items excluded, since Adjusted EBITDA provides period-to-period comparisons that are consistent and more easily understood. We present Adjusted EBITDA excluding FX in order to present our operating performance excluding the effects of unrealized foreign currency gains (losses) included in our Consolidated Statements of Operations. We present Annualized Adjusted EBITDA as a further supplemental measure of our performance because we believe it helps investors to understand the performance of our business as we believe it will be on an ongoing basis, giving full-year effect to the various streamlining initiatives, changes to our business model and exiting of businesses that we have accomplished or initiated during the 2010 fiscal year. We present Annualized Adjusted EBITDAR as a supplemental measure because we believe it helps investors to assess our leverage and ability to pay our rent expense. Our presentation of these EBITDA-based measures should not be construed as an indication that (i) our future results will be unaffected by unusual or nonrecurring items, (ii) the future performance of our company will conform to that presented for historical periods or (iii) the cost savings and benefits of our various initiatives and business changes will be realized over a full year in the future. We also present Free Cash Flow, which is our net cash provided by continuing operating activities, less capital expenditures and capital spending for in-store merchandise shops. We present Free Cash Flow as a liquidity measure that provides investors with a measure to evaluate our ability to service our indebtedness and satisfy our other cash needs. Our net cash provided by continuing operating activities for the 2010, 2009 and 2008 fiscal years was $167 million, $231 million and $202 million, respectively.

Presentation of Financial Information (Cont'd) Non-GAAP Financial Measures (Cont'd) Our EBITDA-based measures and Free Cash Flow have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under accounting principles generally accepted in the United States, "U.S. GAAP". Some of these limitations are: they do not reflect every cash expenditure, future requirements for capital expenditures or contractual commitments; they do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced or require improvements in the future, and our EBITDA-based measures and Free Cash Flow do not reflect any cash requirements for such future replacements or improvements; they are not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; they do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; they do not reflect limitations on our costs related to transferring earnings from our subsidiaries to us; and other companies in our industry may calculate these measures differently from the way we do, limiting their usefulness as comparative measures. Because of these limitations, our EBITDA-based measures and Free Cash Flow should not be considered as measures of discretionary cash available to us to invest in the growth of our business or as measures of cash that will be available to us to meet our debt obligations. We compensate for these limitations by using our EBITDA- based measures and Free Cash Flow along with other comparative tools, together with U.S. GAAP measurements, to assist in the evaluation of operating performance. Such U.S. GAAP measurements include operating income (loss), net income (loss), cash flows from operations and other cash flow data. We have significant uses of cash flows, including capital expenditures, interest payments, debt principal repayments, taxes and other non-recurring charges, which are not reflected in our EBITDA- based measures and Free Cash Flow. We also present the following additional non-GAAP financial measures, which are GAAP financial measures adjusted to eliminate certain items related to our streamlining initiatives and our store closure and brand-exiting activities: Adjusted Net Sales, which are net sales, adjusted to eliminate store closure and brand-exiting activities; Adjusted Gross Margin, which is gross margin calculated based on Adjusted Net Sales and the related cost of goods sold; Adjusted SG&A expense, which is SG&A expense adjusted to eliminate streamlining and restructuring charges (such as (1) payroll expense, (2) contract termination expense, (3) asset impairment charges and write-downs and (4) charges from store closure and other brand-exiting activities); Adjusted Operating (Loss) Income, which is operating (loss) income calculated based on Adjusted Gross Margin less Adjusted SG&A expense and goodwill and other intangible asset impairment charges (our operating loss for the 2010, 2009 and 2008 fiscal years was ($180) million, ($318) million and ($734) million, respectively); Adjusted Operating Margin, which is operating margin calculated based on Adjusted Net Sales and Adjusted Operating (Loss) Income; Adjusted EBITDA Excluding FX Margin, which is calculated based on Adjusted Net Sales and Adjusted EBITDA Excluding FX; and Annualized Adjusted EBITDA Margin, which is calculated based on Adjusted Net Sales and Annualized Adjusted EBITDA. We believe that the above adjusted measures represent a more meaningful presentation of our historical operations and financial performance since these results provide period to period comparisons that are consistent and more easily understood, by eliminating various items related to our streamlining initiatives and our store closure and brand-exiting activities. These adjusted measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under U.S. GAAP. Such limitations include those discussed above and the fact that a number of the items eliminated in the adjustments resulted in cash expenditures and may recur in the future, and we may under go additional streamlining, store closure and brand-exiting activities in the future, which may result in additional similar charges and expenses. Our non-GAAP financial measures are not intended as alternatives to any measures of performance in conformity with U.S. GAAP. You should therefore not place undue reliance on our non-GAAP financial measures or ratios calculated using those measures. Our U.S. GAAP-based measures can be found in our consolidated financial statements and the related notes, which are filed with the SEC.

Transforming Liz Claiborne, Inc.

Where We're Going (2011+) Repositioning Liz Claiborne, Inc. for Success Portfolio of 43 brands Primary focus on wholesale distribution, specifically department stores Leveraging Liz Claiborne family of brands Unsustainable business model Highly acquisitive with 9 transactions from 2001 - 2006 FY'07 net sales = $4.3 billion Aggressively narrowed portfolio to 15 brands with focus on direct brands Transitioned Liz Claiborne to stable, profitable licensing model Li & Fung buying / sourcing agreement Significant cost reductions Solidified liquidity Initiatives implemented in midst of declining economic environment FY'10 net sales = $2.5 billion Execute compelling brand strategies to drive profitable growth Continued focus on expense reduction, cash generation and debt reduction Utilize consistent licensing royalty cash flow to support strategies Growth focused on retail and e-commerce Unsustainable Business Model Creating Platform For Future Success Building Strong Brands To Unlock Shareholder Value Who We Were (Pre-2007) Transformation Initiatives (2007-2010) Result:

Mexx Wholesale Apparel Jewelry Handbags Retail Outlet Licensing Int'l Buying / Sourcing Cosmetics Other Partnered Brands 2 2 2 2 2 2 2 2 2 Monet Family 2 2 2 2 2 2 2 2 2 DKNY Jeans Group 2 2 2 2 2 2 2 2 2 Liz Family 2 2 2 2 2 2 2 2 2 Kate Spade 2 2 2 2 2 2 2 2 2 Juicy Couture 2 2 2 2 2 2 2 2 2 Lucky Brand 2 2 2 2 2 2 2 2 2 2 Ellen 2 2 2 2 Dana 2 2 2 2 2 2 Sigrid 2 2 2 2 Laundry 2 2 2 2 2 C&C 2 2 2 2 Prana 2 2 2 Kensie 2 2 2 Enyce 2 2 2 2 2 2 Other Brands 2 2 2 2 2 2 2 2 2 Note: For illustrative purposes only. Not drawn to scale. Lucky Juicy Lucky Lucky Kate Liz Brand DKNY(r) Jeans Monet Monet Monet Monet Monet Monet Monet Monet Lucky Lucky Lucky Lucky Lucky Juicy Juicy Juicy Juicy Juicy Juicy Juicy Kate Kate Kate Kate Kate Kate Kate Liz Brand Liz Brand Liz Brand Liz Brand Liz Brand Liz Brand Liz Brand DKNY(r) Jeans DKNY(r) Jeans DKNY(r) Jeans DKNY(r) Jeans DKNY(r) Jeans DKNY(r) Jeans DKNY(r) Jeans Kensie Kensie Kensie Sigrid Sigrid Sigrid Sigrid Sigrid Sigrid Sigrid Sigrid Other Brands Other Brands Other Brands Other Brands Other Brands Other Brands Other Brands Other Brands Dana Buchman Dana Buchman Dana Buchman Dana Buchman Dana Buchman Ellen Tracy Ellen Tracy Ellen Tracy Ellen Tracy Ellen Tracy Prana Prana Enyce Laundry Laundry Laundry Laundry Enyce Enyce C&C C&C C&C Emma James Emma James Lucky Liz Brand DKNY(r) Jeans Monet Juicy Kate Kensie Sigrid Other Brands Dana Buchman Ellen Tracy Prana Enyce Laundry C&C Emma James From a Channel-Focused Structure to a... 2007 Operating Model

Lucky Brand Juicy Couture Kate Spade Mexx DKNY Jeans Monet Kensie / Mac & Jac Mid-Tier Intl 2 2 2 2 2 2 2 Direct to Consumer 2 2 2 2 2 2 Licensing 2 2 2 2 2 Sourcing 2 2 2 2 2 2 Non-Apparel 2 2 2 2 3 2 2 2 Wholesale Apparel 2 2 2 2 2 2 2 2 Design 2 2 2 2 2 2 2 2 2 Marketing 2 2 2 2 2 2 2 2 Note: Direct to Consumer includes Retail, Outlet and E-Commerce. For illustrative purposes only. Not drawn to scale. Direct Brands Partnered Brands Wholesale Apparel Wholesale Apparel Direct to Consumer Wholesale Apparel Wholesale Apparel Non- Apparel Jewelry Non- Apparel Direct to Consumer Marketing Licensing Buying/ Sourcing Licensing Int'l Int'l Int'l Buying/ Sourcing Buying/ Sourcing Buying/ Sourcing Buying/ Sourcing Direct to Consumer ....Brand-Centric, Multi-Monobrand Organization Current Operating Model Licensed Brands (Liz Brands, Dana Buchman, Fragrance Brands) Design Wholesale Apparel Direct to Consumer Licensing Int'l Wholesale Apparel Direct to Consumer Licensing Int'l Wholesale Apparel Direct to Consumer Marketing Licensing Int'l Design Design Marketing Design Marketing Design Marketing Design Non- Apparel Non- Apparel Non- Apparel Non- Apparel Marketing Design Marketing Design Marketing Design Licensing (r) Buying/ Sourcing Buying/ Sourcing Buying/ Sourcing

Significant Evolution Since 2007 2007 Sales Mix 2010 Sales Mix Channel Mix Brand Mix Geographic Mix 68% 30% 1% 1% Wholesale Retail E-Commerce Licensing 48% 2% 10% 11% 29% Juicy Partnered Brands Kate Lucky 25% 29% 23% 16% 7% Mexx Juicy Kate Lucky Partnered Brands 49% 48% Wholesale Direct-to- Consumer Mexx Domestic Int'l Domestic Int'l 66% 34% 67% 33% 3% Licensing

Suspended $21M annual dividend Completed Reduced FY'10 capex to $81M from $189M in 2008 Completed Signed $51M Li & Fung sourcing deal (net of refunds due to JCP license deal) Completed Converted $200M+ of trade LCs to open account to expand revolver availability Completed Synchronized payment terms with manufacturing vendors from 15 to 30 days Completed Issued $90M 6% convertible notes Completed Led retail coalition to carry back NOLs from 2 to 5 years Completed Received $100M tax refund in 2009 and $171M in 2010 Completed Improved maturity and liquidity profile via new $350M senior secured asset-based credit facility Completed Applied $167M of cash flow from continuing operations to pay down debt in FY'10 Completed Pursue additional cost reduction initiatives Ongoing Improve inventory / working capital returns Ongoing Cash Flow and Liquidity Enhancing Actions

2008 2009 2010 EBITDA 743.6 677 593 2005 2008 2009 2010 Sales 4586.2 1735 1486 1315 2005 2008 2009 2010 Net Debt 440.6 13 159 86 Reduced Capital Expenditures 2 Focus on Deleveraging 4 Continued Free Cash Flow Generation 3 Cost Structure 1 SG&A figures are presented on an adjusted basis. Refer to slides 36 for a reconciliation of GAAP to adjusted results. Capital expenditures include payments for in-store merchandise shops. Free cash flow is defined as cash flow from continuing operations less capital expenditures. Refer to slide 38 for a reconciliation of cash flow from continuing operations to free cash flow. Assumes full $90M obligation under convertible notes due 2014. 2008 2009 2010 Gross Profit 189 72 81 Right Sizing Expenses and Leverage Adjusted SG&A Total Debt ($ in millions)

Business Strategy

Who We Are Leading global portfolio of apparel and accessory lifestyle brands Diversified business model with decentralized brand management...geography, product mix and channel Attractive brand strategies to drive profit growth Compelling license agreements with exclusive distribution Lean, flexible cost structures Experienced corporate and brand management teams Strong trademark valuation Increasing traction in EBITDA

Domestic-Based Direct Brands Strong Brand Portfolio $567M FY 2010 Net Sales Irreverent, fun and on-trend lifestyle brand for women and girls of all ages $387M $184M $732M $630M Positioning Direct to Consumer Locations Vintage inspired denim jeans and casual sportswear One of the most recognized brand names in the accessories marketplace Leading global metropolitan casual lifestyle brand "Whimsical, confident, and feminine with an edge" "Original and Authentic" "Playfully chic and charmingly irreverent" "Fashion inspired by life in the big city, influenced by its energy, style and trends" 74 Specialty 52 Outlet 5 Concession E-Commerce 189 Specialty 38 Outlet E-Commerce 44 Specialty 29 Outlet E-Commerce 172 Specialty 93 Outlet 138 Concession E-Commerce Int'l-Based Direct Brands Partnered Brands

Compelling License Agreements Brand(s) Partner Year Entered Key Terms Liz Claiborne JCPenney 2009 Minimum guaranteed annual royalties Exclusive department store partner in the U.S. and Puerto Rico for covered product categories including apparel, handbags and jewelry Up to 10-year term with purchase option after year 5 Licensing royalty as percent of sales plus gross profit sharing Liz Claiborne New York QVC 2009 Minimum guaranteed annual royalties Multi-year agreement with renewal rights Royalty on net sales Fragrance Brands Elizabeth Arden 2008 Minimum guaranteed annual royalties Elizabeth Arden manufactures, distributes and markets Liz Claiborne fragrance brands globally Dana Buchman Kohl's 2008 Minimum guaranteed annual royalties Liz Claiborne designs the product and Kohl's leads manufacturing, production, distribution and marketing

Juicy Couture Update Direct to Consumer Sales October November December January 3% 9% (5%) (13%) Note: Represents a blend of specialty and outlet comp stores and comparable e-commerce sales. Comparable e-commerce sales were included in our direct to consumer net sales summary above. Until September 2010, the Juicy Couture website was operated by a third party, and our sales to that third party were reflected as wholesale sales. Assumes 4- week month in October, 4-week month in November, 5-week month in December, 4-week month in January and 5-week month in February. Direct to Consumer sales have not rebounded since December, driven by lower traffic Margins improved in February after clearing holiday inventory in January Product hits and misses: Strong sell-throughs in non-logo track suits Bird by JC continues to perform well in our retail stores Logo items and sweaters were fashion misses Key takeaway: Juicy lacking "freshness" LeAnn Nealz focused on bringing newness to product, marketing and in-store experience We are energized by early previews of LeAnn's creative vision Significant opportunities for international growth February (5%)

Lucky Brand Update Steady sales improvement since holiday Comp increases followed rollout of new spring merchandise Latest catalog released in mid-January supported merchandise and drove traffic Performance of Women's merchandise has improved significantly, including growth in denim comps Prospects are encouraging as product and marketing resonate better with consumer Focus on productivity of existing store base (4%) (8%) (13%) Note: Represents a blend of specialty and outlet comp stores and comparable e-commerce sales. Assumes 4-week month in October, 4-week month in November, 5-week month in December, 4-week month in January and 5-week month in February. Direct to Consumer Sales October November December January (2%) February 12%

kate spade Update kate spade brand continues its growth trajectory - strength in every product category and all channels Gross margin expansion, high sell-throughs, strong traffic and outstanding comp store sales across the brand Three years of hard work by a smart and dedicated team are now paying off Focus on expanding marketing presence, including enhanced use of social media and e-commerce 60% 24% 51% Note: Represents a blend of specialty and outlet comp stores and comparable e-commerce sales. Assumes 4-week month in October, 4-week month in November, 5-week month in December, 4-week month in January and 5-week month in February. Direct to Consumer Sales October November December January 96% February 87%

Mexx Update

Direct to Consumer Sales[1]	October	November	December	January	February
MEXX Europe	(4%)	4%	(16%)	(5%)	(8%)
MEXX Canada[2]	9%	5%	2%	6%	(3%)

- **Mexx Europe**
- Week - to - week comp trends have been inconsistent since December; traffic remains the key challenge at retail
  - Examining store productivity trends to reduce losses in Europe
- Wholesale orders +14% for April / May, +24% for June / July [3]
  - Confirms continued positive wholesale selling trends of the current collections
- **Mexx Canada**
- Canadian Mexx business remains healthy and profitable

1) Represents a blend of specialty and outlet comp stores and comparable e-commerce sales. Mexx Europe includes concessions. Assumes 4-week month in October, 4-week month in November, 5-week month in December, 4-week month in January and 5-week month in February.
2) Mexx Canada does not currently have e-commerce sales.
3) Wholesale orders increase percentage is calculated on comparable basis excluding net sales of exited categories.

19

LIZ CLAIBORNE INC

Partnered Brands Update Operating Income / (Loss) Operating Income / (Loss) Operating Income / (Loss) 2009 2011 Comments Liz & Claiborne Domestic (Liz & Co. & Concepts in '09) - - + + Highly successful execution of licensing agreements at J.C. Penney and QVC Liz International - - + Compelling international opportunities LCNY Outlets - - NA Completed the closure of the outlet business Monet + + Enhance / update brand imaging globally through increased licensees across Europe and China DKNY(r) Jeans License - - + Stabilized performance and preparing for license transfer at end of 2012 Kensie / Mac & Jac - + Expand distribution; expand categories Strong Positive Profit in 2011 Given Full Year of New Liz Claiborne Business Model

2011 Improvement Rationale vs. 2010 Continued kate spade momentum Double digit comp / sales growth Lucky Brand turnaround momentum Positive comp & margin trends Juicy international growth momentum Annualization of the Liz Claiborne branded JCP & QVC deals Strong earnings and asset value in the Dana Buchman licenses, Monet brand and Kensie / Mac&Jac Mexx Europe double digit wholesale growth June / July season +24% vs. LY Annualization of the 2010 global cost actions Mexx retail performance Inconsistent comp trends Juicy U.S. business soft Lack of "newness" driving stable, but negative comps Wholesale business declining as retail platform expands Neutral / Negatives Positives

28 Q1'11E Update Q1'11E Adjusted EBITDA of ($11) - ($17) million Calendar fiscal year - January retail results in our Q1 (vs. Q4 for other retailers) December results and inventory clearance impacting Q1'11E - expect clean inventory for 2H'11E

Financial Results

Net Sales $1,314 $1,503 (13%) Gross Margin % 51.5% 47.4% +406 bps SG&A $672 $752 (11%) Operating Income / (Loss) Operating Margin % $5 0.3% ($40) (2.7%) $45 +300 bps EBITDA Excluding FX EBITDA Excluding FX Margin % $74 5.6% $47 3.1% $27 +247 bps 2H'10 2H'09 Y/Y Change Note: 2H'10 and 2H'09 adjusted results are from continuing operations and exclude charges due to streamlining initiatives and brand-exiting activities. 2H'09 adjusted results exclude intangible asset impairments. Refer to slide 39 for a reconciliation of GAAP to adjusted results and for a reconciliation from GAAP to Adjusted EBITDA excluding FX. 2H'10 vs. 2H'09 Adjusted Results ($ in millions)

$ in millions Accounts Receivable 1 $208 $264 ($56) Down 21% (down 20% ex FX) Inventory 1 $289 $320 ($31) Down 9% (down 8% ex FX) Total Debt 2 $593 $677 ($84) Includes $35M decrease due to FX Cash Flow from Ops 3 $167 $231 ($64) 2010 and 2009 include receipt of $172M and $100M in tax refunds, respectively, and $24M payment of Li & Fung and $75M receipt from Li & Fung, respectively Capital Expenditures 3 $81 $72 $9 Below budget and 3Q forecast 2010 2009 Y/Y Change Comments Includes the impact of brands exited or licensed. Assumes full $90M obligation under convertible notes due 2014. Continuing operations. 2010 Balance Sheet and Cash Flow

Strong Liquidity Total Facility Size 1 $350M Actual Calculated Borrowing Base $291M Borrowing Base to Calculate Availability 1 $291M Outstanding Borrowings ($23M) Letters of Credit Issued ($28M) Availability at End of FY 2010 $240M 1) Availability under the revolving credit facility is the lesser of $350M or a borrowing base comprised primarily of eligible accounts receivable and inventory. We are required to maintain a minimum aggregate borrowing availability of $45M. Availability at End of FY 2010

Historical Adjusted Financial Results 2005 2008 2009 2010 Sales 4586.2 3861 2916 2466 Adjusted Net Sales 1 2008 2009 2010 Annualized Adjusted 2010 EBITDA 286.673 44 50 73 EBITDA Margin 0.072 0.02 0.02 0.027 2005 2008 2009 2010 Net Debt 440.6 743.639 677 593 Adjusted Gross Margin 1 Total Debt 2 Adj. EBITDA & Margin Ex. FX 1 EBITDA Margin EBITDA 2008 2009 2010 Gross Profit 0.4776 0.4675 0.498 Adjusted net sales, adjusted gross margin, adjusted EBITDA excluding FX, annualized adjusted EBITDA and the related margins exclude streamlining initiatives and brand-exiting activities. Adjusted EBITDA excluding FX, annualized adjusted EBITDA and the related margins also exclude impairment of goodwill and other intangible assets. Annualized adjusted EBITDA also gives full-period effect to the cost savings and other benefits from our streamlining initiatives, our brand exits and store closures and changes to our business model that have occurred in the 2010 fiscal year. Refer to slides 36 and 39 for a reconciliation of GAAP to adjusted results and to EBITDA, adjusted EBITDA excluding FX and adjusted annualized EBITDA. Assumes full $90M obligation under convertible notes dues 2014. ($ in millions)

Investment Highlights Leading global portfolio of apparel and accessory lifestyle brands Diversified business model by brand, geography, and channel Attractive brand strategies to drive profit growth Compelling license agreements with exclusive distribution Lean, flexible cost structures Experienced corporate and brand management teams Strong trademark valuation Increasing traction in EBITDA

Appendix

Reconciliation of Non-GAAP Financial Information Adjusted Operating (Loss) / Income Reconciliation 1) Sales are shown on a GAAP basis as the difference between GAAP and adjusted is immaterial. ($ in thousands)

Reconciliation of Non-GAAP Financial Information Adjusted Operating (Loss) / Income Reconciliation ($ in thousands) 1) Sales are shown on a GAAP basis as the difference between GAAP and adjusted is immaterial.

Reconciliation of Non-GAAP Financial Information Free Cash Flow Reconciliation ($ in thousands)

Reconciliation of Non-GAAP Financial Information Adjusted EBITDA Reconciliation ($ in thousands) 1) Excludes amortization included in Interest expense, net. 2) Includes discontinued operations, equity in earnings of the unconsolidated subsidiary and net loss attributable to the noncontrolling interest. Reflects an adjustment to give annualized effect to: (i) our exit of the Liz Claiborne outlet business in the United States and Puerto Rico, (ii) our exit of the Liz Claiborne European business model and (iii) the transition from our prior Liz Claiborne Partnered Brands business model to the current JCPenney and QVC licensing arrangements (minimum guaranteed royalty payments only). Reflects an adjustment to give annualized effect to the cost savings from our various streamlining initiatives (including headcount reductions, process re-engineering, supply chain rationalization and discretionary expense cuts) that were implemented during the year ended January 1, 2011.